Exhibit 99.2

Fourth Quarter Fiscal 2013
Supplemental Operating and Financial Data
for the Quarter Ended April 30, 2013

CONTACT: Lindsey Knoop-Anderson Director of Investor Relations Direct Dial: 701-837-4738 E-Mail: landerson@iret.com	1400 31st Avenue SW, Suite 60 Minot, ND 58701 Tel: 701.837.4738 Fax: 701.838.7785 www.iret.com

Supplemental Financial and Operating Data

April 30, 2013

Page

Company Background and Highlights	2

Property Cost by Segment	5

Key Financial Data
Condensed Consolidated Balance Sheets	6
Condensed Consolidated Statements of Operations	7
Funds From Operations	8
Earnings Before Interest, Taxes, Depreciation and Amortization (EBITDA)	9

Capital Analysis
Long-Term Mortgage Debt Analysis	10
Long-Term Mortgage Debt Detail	11-13
Capital Analysis	14

Portfolio Analysis
Stabilized Properties Net Operating Income Summary	15
Net Operating Income Detail	16-19
Stabilized Properties and Overall Physical Occupancy Levels by Segment	20

Tenant Analysis
Commercial Leasing Summary	21-22
Multi-Family Residential Summary	23
10 Largest Commercial Tenants - Based on Annualized Base Rent	24
Lease Expirations	25

Growth and Strategy
Acquisition Summary	26
Development Summary	27

Definitions	28

Company Background and Highlights
Fourth Quarter Fiscal 2013
Investors Real Estate Trust is a self-administered, equity real estate investment trust (REIT) investing in a portfolio of income-producing properties located primarily in the upper Midwest.  IRET's portfolio is diversified among multi-family residential; commercial office; commercial healthcare, including senior housing (formerly referred to as the commercial medical segment; the composition of this segment has not changed from prior periods); commercial industrial and commercial retail segments.
During the fourth quarter of fiscal year 2013, the Company closed on its acquisitions of:
•	a parcel of vacant land in Grand Forks, North Dakota, acquired for possible future development, of approximately 10 acres for a purchase price of $1.6 million, paid in cash;
•	a parcel of vacant land in Bismarck, North Dakota, acquired for possible future development, of approximately 18.2 acres for a purchase price of $3.3 million, paid in cash;
•
a 336-unit multi-family residential property in Omaha, Nebraska, for a purchase price of $28.3 million, of which approximately $25.8 million was paid in cash and the remainder in limited partnership units of the Operating Partnership valued at $2.5 million; and

•	a parcel of vacant land in Golden Valley, Minnesota, acquired for possible future development, of approximately 2.1 acres for a purchase price of $2.1 million, paid in cash.
During the fourth quarter of fiscal year 2013, the Company placed in service an approximately 3,700 square foot commercial retail building in Minot, North Dakota and completed the conversion of an existing approximately 15,000 square foot commercial office building in Minot, North Dakota to a 20-unit multi-family residential property.
During the fourth quarter of fiscal year 2013, the Company sold one commercial healthcare property for a total sales price of approximately $16.1 million.
On April 5, 2013, the Company completed a public offering of approximately 6.0 million common shares at a public offering price of $9.25 per share, for net proceeds to the Company of approximately $53.0 million after underwriting discounts and estimated offering expenses. The Company contributed the proceeds of the offering to its IRET Properties, its operating partnership, for general corporate purposes, including acquisitions and development and debt repayment.
During the Company's fiscal year 2013, high occupancy levels in the Company's multi-family residential portfolio allowed the Company to implement selected rent increases, and the Company expects to see continued favorable results in this segment in fiscal year 2014. However, the Company's ability to maintain occupancy levels and selectively raise rents remains dependent on continued economic recovery and employment and wage growth. The Company also observes considerable multi-family development activity in the Company's markets, and as this new construction is completed and leased, the Company expects to experience increased competition for tenants. The Company's commercial office segment also showed some progress, with new leasing activity matching absorption rates in the Company's Minneapolis market and in other of its office markets. However, these absorption rates remain low, and the Company continues to expect recovery of the overall office market to be challenged by the slow and uneven recovery of the broader economy and by relatively high unemployment rates.
In the fourth quarter of fiscal year 2013, IRET paid its 168th consecutive quarterly distribution. The $0.1300 per share/unit distribution was payable on April 1, 2013. Subsequent to the end of the fourth quarter of fiscal year 2013, on June 3, 2013, the Company's Board of Trustees declared a regular quarterly distribution of $0.1300 per share and unit on the Company's common shares of beneficial interest and the limited partnership units of IRET Properties, payable July 1, 2013 to common shareholders and unitholders of record on June 14, 2013. Also on June 3, 2013, the Company's Board of Trustees' declared a distribution of $0.5156 per share on the Company's Series A preferred shares of beneficial interest, payable July 1, 2013 to Series A preferred shareholders of record on June 14, 2013, and declared a distribution of $0.4968 per share on the Company's Series B preferred shares of beneficial interest, payable July 1, 2013 to Series B preferred shareholders of record on June 14, 2013.
As of April 30, 2013, IRET owns a diversified portfolio of 269 properties consisting of 87 multi-family residential properties, 67 commercial office properties, 65 commercial healthcare properties (including senior housing), 20 commercial industrial properties and 30 commercial retail properties.  IRET's common shares are publicly traded on the New York Stock Exchange (NYSE: IRET).

Company Snapshot
(as of April 30, 2013)
Company Headquarters	Minot, North Dakota
Fiscal Year-End	April 30
Reportable Segments	Multi-Family Residential, Commercial Office, Commercial Healthcare, Commercial Industrial, Commercial Retail
Total Properties	269
Total Square Feet
(commercial properties)	12.4 million
Total Units
(multi-family residential properties)	10,280
Common Shares Outstanding (thousands)	101,488
Limited Partnership Units Outstanding (thousands)	21,635
Common Share Distribution - Quarter/Annualized	$0.13/$0.52
Dividend Yield	5.3%
Total Capitalization (see p.14 for detail)	$2.4 billion

Investor Information
Board of Trustees
Jeffrey L. Miller	Trustee and Chairman
Stephen L. Stenehjem	Trustee
John D. Stewart	Trustee, Vice Chairman, and Chair of Audit Committee
John T. Reed	Trustee, Chair of Nominating and Governance Committee
W. David Scott	Trustee, Chair of Compensation Committee
Jeffrey K. Woodbury	Trustee
Linda J. Hall	Trustee
Thomas A. Wentz, Jr.	Trustee, Executive Vice President and Chief Operating Officer
Timothy P. Mihalick	Trustee, President and Chief Executive Officer

Management
Timothy P. Mihalick	President and Chief Executive Officer; Trustee
Thomas A. Wentz, Jr	Executive Vice President and Chief Operating Officer; Trustee
Diane K. Bryantt	Executive Vice President and Chief Financial Officer
Michael A. Bosh	Executive Vice President, General Counsel and Assistant Secretary
Mark Reiling	Executive Vice President of Asset Management
Charles A. Greenberg	Senior Vice President, Commercial Asset Management
Ted E. Holmes	Senior Vice President, Finance
Andrew Martin	Senior Vice President, Residential Property Management

Corporate Headquarters:
1400 31st Avenue SW, Suite 60
Post Office Box 1988
Minot, North Dakota 58702-1988
Trading Symbol:  IRET
Stock Exchange Listing:  NYSE
Investor Relations:
Lindsey Knoop-Anderson
landerson@iret.com

Common Share Data (NYSE: IRET)*
	4th Quarter Fiscal Year 2013	3rd Quarter Fiscal Year 2013	2nd Quarter Fiscal Year 2013	1st Quarter Fiscal Year 2013	4th Quarter Fiscal Year 2012
High Closing Price	$10.00	$9.40	$8.49	$8.31	$7.97
Low Closing Price	$9.20	$7.73	$7.92	$7.05	$7.22
Average Closing Price	$9.59	$8.70	$8.25	$7.57	$7.56
Closing Price at end of quarter	$9.73	$9.36	$8.42	$8.16	$7.22
Common Share Distributions—annualized	$0.520	$0.520	$0.520	$0.520	$0.520
Closing Dividend Yield - annualized	5.3%	5.6%	6.2%	6.4%	7.2%
Closing common shares outstanding (thousands)	101,488	94,386	93,161	91,812	89,474
Closing limited partnership units outstanding (thousands)	21,635	21,489	21,336	21,171	20,332
Closing market value of outstanding common shares, plus imputed closing market value of outstanding limited partnership units (thousands)	$1,197,987	$1,084,590	$964,065	$921,941	$792,799

*Effective December 18, 2012, IRET transferred the listing of its common shares and Series A preferred shares to the New York Stock Exchange from the NASDAQ Global Select Market.

Certain statements in these supplemental disclosures are "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements involve known and unknown risks, uncertainties and other factors that may cause actual results to differ materially from projected results. Such risks, uncertainties and other factors include, but are not limited to: intentions and expectations regarding future distributions on our common shares and units, fluctuations in interest rates, the effect of government regulation, the availability of capital, changes in general and local economic and real estate market conditions, competition, our ability to attract and retain skilled personnel, and those risks and uncertainties detailed from time to time in our filings with the Securities and Exchange Commission, including our 2013 Form 10-K. We assume no obligation to update or supplement forward-looking statements that become untrue because of subsequent events.
Fourth Quarter Fiscal 2013 Acquisitions and Development Projects Placed in Service

First Avenue Apartments 13 1st Ave SW Minot, ND 58701	Arrowhead First International Bank - Minot, ND 150 16th St. SW Minot, ND 58701

Whispering Ridge 17551 Pinkney Plaza Omaha, NE 68116

Property Cost by Segment – Fourth Quarter Fiscal 2013
With investments in the multi-family residential and commercial office, commercial healthcare, commercial industrial and commercial retail segments, IRET's diversified portfolio helps to provide stability during market fluctuations in returns from specific property types.

INVESTORS REAL ESTATE TRUST AND SUBSIDIARIES
CONDENSED CONSOLIDATED BALANCE SHEETS (unaudited)
(in thousands)

	4/30/2013	1/31/2013	10/31/2012	07/31/2012	04/30/2012
ASSETS
Real estate investments
Property owned	$2,032,970	$2,007,832	$1,983,978	$1,979,099	$1,892,009
Less accumulated depreciation	(420,421)	(408,400)	(394,256)	(387,286)	(373,490)
	1,612,549	1,599,432	1,589,722	1,591,813	1,518,519
Development in progress	46,782	20,127	23,218	10,498	27,599
Unimproved land	21,503	18,879	11,670	10,990	10,990
Total real estate investments	1,680,834	1,638,438	1,624,610	1,613,301	1,557,108
Real estate held for sale	0	733	1,844	1,131	2,067
Cash and cash equivalents	94,133	62,302	84,258	37,002	39,989
Other investments	639	638	637	635	634
Receivable arising from straight-lining of rents, net of allowance	26,354	25,471	24,895	24,127	23,273
Accounts receivable, net of allowance	4,534	3,560	2,854	6,448	7,052
Real estate deposits	196	165	55	4	263
Prepaid and other assets	5,124	5,545	2,101	3,070	3,703
Intangible assets, net of accumulated amortization	40,457	41,009	42,281	43,796	44,588
Tax, insurance, and other escrow	12,569	13,306	12,177	13,161	11,669
Property and equipment, net of accumulated depreciation	1,221	1,288	1,351	1,332	1,454
Goodwill	1,106	1,106	1,110	1,120	1,120
Deferred charges and leasing costs, net of accumulated amortization	22,387	22,513	21,164	21,932	21,447
TOTAL ASSETS	$1,889,554	$1,816,074	$1,819,337	$1,767,059	$1,714,367

LIABILITIES AND EQUITY
LIABILITIES
Accounts payable and accrued expenses	$50,797	$44,540	$38,762	$41,084	$47,403
Revolving line of credit	10,000	10,000	10,000	44,500	39,000
Mortgages payable	1,049,206	1,041,623	1,045,197	1,080,655	1,048,689
Other	18,170	21,632	32,889	25,094	14,012
TOTAL LIABILITIES	1,128,173	1,117,795	1,126,848	1,191,333	1,149,104

EQUITY
Investors Real Estate Trust shareholders' equity
Series A Preferred Shares of Beneficial Interest	27,317	27,317	27,317	27,317	27,317
Series B Preferred Shares of Beneficial Interest	111,357	111,357	111,357	0	0
Common Shares of Beneficial Interest	784,454	721,742	711,880	701,431	684,049
Accumulated distributions in excess of net income	(310,341)	(305,145)	(295,396)	(289,025)	(278,377)
Total Investors Real Estate Trust shareholders' equity	612,787	555,271	555,158	439,723	432,989
Noncontrolling interests – Operating Partnership	122,539	121,940	122,357	122,373	118,710
Noncontrolling interests – consolidated real estate entities	26,055	21,068	14,974	13,630	13,564
Total equity	761,381	698,279	692,489	575,726	565,263
TOTAL LIABILITIES AND EQUITY	$1,889,554	$1,816,074	$1,819,337	$1,767,059	$1,714,367

INVESTORS REAL ESTATE TRUST AND SUBSIDIARIES
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS (unaudited)
(in thousands, except per share data)

	Twelve Months Ended		Three Months Ended
OPERATING RESULTS	4/30/2013	4/30/2012	4/30/2013	1/31/2013	10/31/2012	07/31/2012	04/30/2012
Real estate revenue	$259,406	$239,078	$67,011	$65,976	$64,689	$61,730	$59,932
Real estate expenses	103,132	97,388	27,122	26,372	24,802	24,836	22,632
Gain on involuntary conversion	5,084	274	2,821	0	2,263	0	274
Net operating income	161,358	141,964	42,710	39,604	42,150	36,894	37,574
Depreciation/amortization	(65,270)	(59,642)	(16,519)	(16,208)	(16,414)	(16,129)	(15,053)
Administrative expenses, advisory and trustee services	(8,494)	(7,381)	(2,092)	(2,245)	(2,061)	(2,096)	(1,437)
Other expenses	(2,173)	(1,898)	(677)	(464)	(513)	(519)	(389)
Impairment of real estate investments	(305)	0	(305)	0	0	0	0
Interest expense	(62,900)	(64,066)	(14,928)	(15,566)	(16,141)	(16,265)	(16,172)
Interest and other income	748	786	148	255	203	142	141
Income from continuing operations	22,964	9,763	8,337	5,376	7,224	2,027	4,664
Income (loss) from discontinued operations	7,008	(57)	3,476	777	2,786	(31)	(543)
Net income	$29,972	$9,706	$11,813	$6,153	$10,010	$1,996	$4,121

Net income attributable to noncontrolling interest – Operating Partnership	(3,633)	(1,359)	(1,536)	(556)	(1,290)	(251)	(636)
Net income attributable to noncontrolling interests – consolidated real estate entities	(809)	(135)	(262)	(273)	(208)	(66)	(106)
Net income attributable to Investors Real Estate Trust	25,530	8,212	10,015	5,324	8,512	1,679	3,379
Dividends to preferred shareholders	(9,229)	(2,372)	(2,879)	(2,879)	(2,878)	(593)	(593)
NET INCOME AVAILABLE TO COMMON SHAREHOLDERS	$16,301	$5,840	$7,136	$2,445	$5,634	$1,086	$2,786

Per Share Data
Earnings per common share from continuing operations – Investors Real Estate Trust – basic & diluted	$.11	$.07	$.04	$.02	$.04	$.01	$.04
Earnings (loss) per common share from discontinued operations – Investors Real Estate Trust – basic & diluted	.06	.00	.03	.01	.02	.00	(.01)
Net income per common share – basic & diluted	$.17	$.07	$.07	$.03	$.06	$.01	$.03

Percentage of Revenues
Real estate expenses	39.8%	40.7%	40.1%	40.0%	38.3%	40.2%	37.8%
Depreciation/amortization	25.2%	24.9%	24.7%	24.6%	25.4%	26.1%	25.1%
General and administrative	3.3%	3.1%	3.1%	3.4%	3.2%	3.4%	2.4%
Interest	24.2%	26.8%	22.3%	23.6%	25.0%	26.3%	27.0%
Income (loss) from discontinued operations	2.7%	0.0%	5.2%	1.2%	4.3%	(0.1%)	(0.9%)
Net income	11.6%	4.1%	18.4%	9.3%	15.5%	3.2%	6.9%

Ratios
EBITDA(1)/Interest expense	2.30x	2.06x	2.41x	2.34x	2.28x	2.09x	2.17x
EBITDA(1)/Interest expense plus preferred distributions	2.01x	1.99x	2.03x	1.98x	1.95x	2.02x	2.09x
(1)	See Definitions on page 28. EBITDA is a non-GAAP measure; see page 9 for a reconciliation of EBITDA to net income.

INVESTORS REAL ESTATE TRUST AND SUBSIDIARIES
FUNDS FROM OPERATIONS (unaudited)
(in thousands, except per share and unit data)

	Twelve Months Ended		Three Months Ended
	4/30/2013	4/30/2012	4/30/2013	1/31/2013	10/31/2012	07/31/2012	04/30/2012
Funds From Operations(1)
Net income attributable to Investors Real Estate Trust	$25,530	$8,212	$10,015	$5,324	$8,512	$1,679	$3,379
Less dividends to preferred shareholders	(9,229)	(2,372)	(2,879)	(2,879)	(2,878)	(593)	(593)
Net income available to common shareholders	16,301	5,840	7,136	2,445	5,634	1,086	2,786
Adjustments:
Noncontrolling interests – Operating Partnership	3,633	1,359	1,536	556	1,290	251	636
Depreciation and amortization	65,542	60,057	16,572	16,263	16,520	16,187	15,165
Impairment of real estate investments	305	428	305	0	0	0	293
(Gain) loss on depreciable property sales	$(6,885)	$(349)	(3,433)	(772)	(2,753)	73	240
Funds from operations applicable to common shares and Units	78,896	67,335	$22,116	$18,492	$20,691	$17,597	$19,120

FFO per share and unit - basic and diluted	$0.69	$0.65	$0.19	$0.16	$0.18	$0.16	$0.18

Adjusted funds from operations(1)
Funds from operations applicable to common shares and Units	$78,896	$67,335	$22,116	$18,492	$20,691	$17,597	$19,120
Adjustments:
Tenant improvements at stabilized properties	(9,839)	(10,309)	(3,092)	(3,156)	(1,385)	(2,206)	(4,846)
Leasing costs at stabilized properties	(5,127)	(4,275)	(610)	(2,231)	(951)	(1,335)	(807)
Recurring capital expenditures(1)	(5,990)	(6,704)	(687)	(1,614)	(1,893)	(1,796)	(1,451)
Straight-line rents	(3,091)	(4,384)	(883)	(576)	(768)	(864)	(1,330)
Non-real estate depreciation	381	409	82	80	83	136	78
Gain on involuntary conversion	(5,084)	(274)	(2,821)	0	(2,263)	0	(274)
Adjusted funds from operations applicable to common shares and Units	$50,146	$41,799	$14,105	$10,995	$13,514	$11,532	$10,490

AFFO per share and unit - basic and diluted	0.44	0.41	0.12	0.10	0.12	0.10	0.10

Weighted average shares and units	114,535	103,432	118,192	115,207	113,690	111,292	107,316
(1)	See Definitions on page 28.

INVESTORS REAL ESTATE TRUST AND SUBSIDIARIES
EARNINGS BEFORE INTEREST, TAXES, DEPRECIATION AND AMORTIZATION (EBITDA) (unaudited)
(in thousands)

	Twelve Months Ended		Three Months Ended
	4/30/2013	4/30/2012	4/30/2013	1/31/2013	10/31/2012	07/31/2012	04/30/2012
EBITDA(1)
Net income attributable to Investors Real Estate Trust	$25,530	$8,212	$10,015	$5,324	$8,512	$1,679	$3,379
Adjustments:
Noncontrolling interests – Operating Partnership	3,633	1,359	1,536	556	1,290	251	636
Income before noncontrolling interests – Operating Partnership	29,163	9,571	11,551	5,880	9,802	1,930	4,015
Add:
Interest	63,686	65,230	15,069	15,731	16,369	16,517	16,454
Depreciation/amortization related to real estate investments	62,475	57,108	15,759	15,506	15,757	15,453	14,390
Amortization related to non-real estate investments	3,274	3,216	848	794	799	833	821
Amortization related to real estate revenues(2)	175	141	49	43	46	37	30
Less:
Interest income	(222)	(148)	(46)	(70)	(88)	(18)	(33)
Gain on sale of real estate, land and other investments	(6,885)	(349)	(3,433)	(772)	(2,753)	73	240
Gain on involuntary conversion	(5,084)	(274)	(2,821)	0	(2,263)	0	(274)
EBITDA	$146,582	$134,495	$36,976	$37,112	$37,669	$34,825	$35,643
(1)	Definitions on page 28.
(2)	Included in real estate revenue in the Statement of Operations.

INVESTORS REAL ESTATE TRUST AND SUBSIDIARIES
LONG-TERM MORTGAGE DEBT* ANALYSIS
(in thousands)
Debt Maturity Schedule
Annual Expirations
Total Mortgage Debt*

160,000
144,000
128,000
112,000
96,000
80,000
64,000
48,000
32,000
16,000
-
5.35%
5.44%
5.54%
6.12%
5.06%
5.90%
5.90%
5.35%
5.62%
4.25%
4.74%
2014
2015
2016
2017
2018
2019
2020
2021
2022
2023
Thereafter
Multi-Family Residential
Commercial Office
Commercial Medical
Commercial Industrial
Commercial Retail

	Future Maturities of Mortgage Debt
Fiscal Year	Fixed Debt	Variable Debt	Total Debt	Weighted Average(1)	% of Total Debt
2014	$33,701	$3,474	$37,175	5.35%	3.5%
2015	70,990	17,161	88,151	5.44%	8.4%
2016	75,782	0	75,782	5.54%	7.2%
2017	177,159	0	177,159	6.12%	16.9%
2018	80,599	0	80,599	5.06%	7.7%
2019	95,502	5,581	101,083	5.90%	9.6%
2020	122,622	0	122,622	5.90%	11.7%
2021	124,960	0	124,960	5.35%	12.0%
2022	135,070	0	135,070	5.62%	12.9%
2023	38,651	0	38,651	4.25%	3.7%
Thereafter	67,954	0	67,954	4.74%	6.4%
Total maturities	$1,022,990	$26,216	$1,049,206	5.55%	100.0%
(1)	Weighted average interest rate of debt that matures in fiscal year.
	4/30/2013	1/31/2013	10/31/2012	07/31/2012	04/30/2012
Balances Outstanding
Mortgage
Fixed rate	$1,022,990	$1,004,567	$1,021,661	$1,064,564	$1,032,543
Variable rate	26,216	37,056	23,536	16,091	16,146
Mortgage total	$1,049,206	$1,041,623	$1,045,197	$1,080,655	$1,048,689

Weighted Average Interest Rates
Secured	5.55%	5.65%	5.66%	5.72%	5.78%

INVESTORS REAL ESTATE TRUST AND SUBSIDIARIES
LONG-TERM MORTGAGE DEBT* DETAIL AS OF APRIL 30, 2013
(in thousands)
Property	Maturity Date	Fiscal 2014	Fiscal 2015	Fiscal 2016	Fiscal 2017	Thereafter	Total(1)

Multi-Family Residential
Quarry Ridge - Rochester, MN(2)	10/1/2013	$11,599	$0	$0	$0	$0	$11,599
Monticello Village - Monticello, MN	3/1/2014	2,886	0	0	0	0	2,886
Evergreen II - Isanti, MN	11/1/2014	0	2,148	0	0	0	2,148
Campus Center - St Cloud, MN	6/1/2015	0	0	1,280	0	0	1,280
Campus Knoll - St Cloud, MN	6/1/2015	0	0	853	0	0	853
Landmark - Grand Forks, ND	8/24/2015	0	0	1,700	0	0	1,700
Regency Park Estates - St Cloud, MN	1/1/2016	0	0	6,966	0	0	6,966
Pebble Springs – Bismarck, ND	7/1/2016	0	0	0	792	0	792
Southview – Minot, ND	7/1/2016	0	0	0	1,082	0	1,082
Summary of Debt due after Fiscal 2017		0	0	0	0	346,919	346,919
Sub-Total Multi-Family Residential		$14,485	$2,148	$10,799	$1,874	$346,919	$376,225

Commercial Office
Whitewater Plaza - Minnetonka, MN	3/1/2014	$2,523	$0	$0	$0	$0	$2,523
Whitewater Plaza - Minnetonka, MN	3/1/2014	1,308	0	0	0	0	1,308
Viromed - Eden Prairie, MN	4/1/2014	324	0	0	0	0	324
Wirth Corporate Center - Golden Valley, MN	4/1/2014	3,538	0	0	0	0	3,538
TCA Building - Eagan, MN	5/1/2014	0	7,080	0	0	0	7,080
Brenwood - Hennepin County, MN(3)	7/15/2014	0	5,250	0	0	0	5,250
Burnsville Bluffs II - Burnsville, MN	8/8/2014	0	1,719	0	0	0	1,719
Plymouth IV - Plymouth, MN	8/8/2014	0	3,170	0	0	0	3,170
Plymouth V - Plymouth, MN	8/8/2014	0	3,705	0	0	0	3,705
Plaza VII - Boise, ID	9/1/2014	0	993	0	0	0	993
Crosstown Centre - Eden Prairie, MN	12/1/2014	0	3,303	0	0	0	3,303
Crosstown Centre - Eden Prairie, MN	12/1/2014	0	9,908	0	0	0	9,908
Northgate I - Maple Grove, MN	12/10/2014	0	5,163	0	0	0	5,163
Plymouth I - Plymouth, MN	12/10/2014	0	1,157	0	0	0	1,157
Plymouth II - Plymouth, MN	12/10/2014	0	1,157	0	0	0	1,157
Plymouth III - Plymouth, MN	12/10/2014	0	1,425	0	0	0	1,425
Benton Business Park - Sauk Rapids, MN	1/1/2015	0	560	0	0	0	560
West River Business Park - Waite Park, MN	1/1/2015	0	560	0	0	0	560
Highlands Ranch I - Highlands Ranch, CO	3/1/2015	0	8,221	0	0	0	8,221
Highlands Ranch II - Highlands Ranch, CO	3/1/2015	0	7,898	0	0	0	7,898
US Bank Financial Center - Bloomington, MN	7/1/2015	0	0	13,425	0	0	13,425
Rapid City 900 Concourse Drive - Rapid City, SD	8/1/2015	0	0	1,171	0	0	1,171
Westgate I - Boise, ID	8/1/2015	0	0	1,196	0	0	1,196
Westgate II - Boise, ID	8/1/2015	0	0	2,929	0	0	2,929
Brook Valley I - LaVista, NE	1/1/2016	0	0	1,301	0	0	1,301
Spring Valley IV - Omaha, NE	1/1/2016	0	0	775	0	0	775
Spring Valley V - Omaha, NE	1/1/2016	0	0	852	0	0	852
Spring Valley X - Omaha, NE	1/1/2016	0	0	790	0	0	790
Spring Valley XI - Omaha, NE	1/1/2016	0	0	775	0	0	775
American Corporate Center – Mendota Heights, MN	9/1/2016	0	0	0	8,909	0	8,909
Mendota Office Center I – Mendota Heights, MN	9/1/2016	0	0	0	3,836	0	3,836
Mendota Office Center II - Mendota Heights, MN	9/1/2016	0	0	0	5,668	0	5,668
Mendota Office Center III - Mendota Heights, MN	9/1/2016	0	0	0	3,895	0	3,895

 INVESTORS REAL ESTATE TRUST AND SUBSIDIARIES
LONG-TERM MORTGAGE DEBT* DETAIL AS OF APRIL 30, 2013 (continued)
(in thousands)
Property	Maturity Date	Fiscal 2014	Fiscal 2015	Fiscal 2016	Fiscal 2017	Thereafter	Total(1)

Mendota Office Center IV - Mendota Heights, MN	9/1/2016	0	0	0	4,631	0	4,631
Corporate Center West – Omaha, NE	10/6/2016	0	0	0	17,315	0	17,315
Farnam Executive Center – Omaha, NE	10/6/2016	0	0	0	12,160	0	12,160
Flagship – Eden Prarie, MN	10/6/2016	0	0	0	21,565	0	21,565
Gateway Corporate Center – Woodbury, MN	10/6/2016	0	0	0	8,700	0	8,700
Miracle Hills One – Omaha, NE	10/6/2016	0	0	0	8,895	0	8,895
Pacific Hills – Omaha, NE	10/6/2016	0	0	0	16,770	0	16,770
Riverport – Maryland Heights, MO	10/6/2016	0	0	0	19,690	0	19,690
Timberlands – Leawood, KS	10/6/2016	0	0	0	13,155	0	13,155
Woodlands Plaza IV – Maryland Heights, MO	10/6/2016	0	0	0	4,360	0	4,360
2030 Cliff Road – Eagan, MN	1/11/2017	0	0	0	967	0	967
Summary of Debt due after Fiscal 2017		0	0	0	0	101,061	101,061
Sub-Total Commercial Office		$7,693	$61,269	$23,214	$150,516	$101,061	$343,753

Commercial Healthcare
High Pointe Health Campus - Lake Elmo, MN	4/1/2014	$5,400	$0	$0	$0	$0	$5,400
Edgewood Vista - Billings, MT	12/10/2014	0	1,905	0	0	0	1,905
Edgewood Vista - East Grand Forks, MN	12/10/2014	0	2,902	0	0	0	2,902
Edgewood Vista - Sioux Falls, SD	12/10/2014	0	1,091	0	0	0	1,091
Garden View Medical - St Paul, MN	8/1/2015	0	0	1,320	0	0	1,320
Edina 6363 France Medical - St Paul, MN	8/6/2015	0	0	10,000	0	0	10,000
2800 Medical Building - Minneapolis, MN	9/1/2015	0	0	5,399	0	0	5,399
2828 Medical Building - Minneapolis, MN	9/1/2015	0	0	8,379	0	0	8,379
Edina 6405 France Medical - Edina, MN	9/1/2015	0	0	8,782	0	0	8,782
Ritchie Medical Plaza - St Paul, MN	9/1/2015	0	0	6,463	0	0	6,463
Airport Medical – Bloomington, MN	6/1/2016	0	0	0	1,083	0	1,083
Park Dental – Brooklyn Center, MN	6/1/2016	0	0	0	621	0	621
Edina 6517 Drew Ave – Edina, MN	9/6/2016	0	0	0	1,133	0	1,133
Edgewood Vista – Fargo, ND	10/25/2016	0	0	0	12,877	0	12,877
Sartell 2000 23rd St S – Sartell, MN	12/1/2016	0	0	0	3,256	0	3,256
Billings 2300 Grant Road – Billings, MT	12/31/2016	0	0	0	1,645	0	1,645
Missoula 3050 Great Northern Ave – Missoula, MT	12/31/2016	0	0	0	1,727	0	1,727
Summary of Debt due after Fiscal 2017		0	0	0	0	181,403	181,403
Sub-Total Commercial Healthcare		$5,400	$5,898	$40,343	$22,342	$181,403	$255,386

Commercial Industrial
Bodycote Industrial Building - Eden Prairie, MN(3)	9/1/2013	$1,046	$0	$0	$0	$0	$1,046
Cedar Lake Business Center - St. Louis Park, MN	11/1/2013	2,276	0	0	0	0	2,276
Woodbury 1865 Woodlane - Woodbury, MN	11/1/2013	2,679	0	0	0	0	2,679
Stone Container - Roseville, MN(3)	7/14/2014	0	4,500	0	0	0	4,500
Brooklyn Park 7401 Boone Avenue - Brooklyn Park, MN	9/28/2014	0	7,411	0	0	0	7,411
Clive 2075 NW 94th St - Clive, IA	9/30/2014	0	2,175	0	0	0	2,175
Stone Container - Fargo, ND	12/1/2015	0	0	633	0	0	633
Stone Container - Fargo, ND	12/1/2015	0	0	793	0	0	793

INVESTORS REAL ESTATE TRUST AND SUBSIDIARIES
LONG-TERM MORTGAGE DEBT* DETAIL AS OF APRIL 30, 2013 (continued)
(in thousands)
Property	Maturity Date	Fiscal 2014	Fiscal 2015	Fiscal 2016	Fiscal 2017	Thereafter	Total(1)

Minnetonka 13600 County Road 62 – Minnetonka, MN	2/27/2017	0	0	0	2,427	0	2,427
Summary of Debt due after Fiscal 2017		0	0	0	0	14,682	14,682
Sub-Total Commercial Industrial		$6,001	$14,086	$1,426	$2,427	$14,682	$38,622

Commercial Retail
Burnsville I Strip Center - Burnsville, MN	6/30/2013	$329	$0	$0	$0	$0	$329
Burnsville II Strip Center - Burnsville, MN	6/30/2013	259	0	0	0	0	259
St Cloud Westgate - St Cloud, MN	10/10/2013	3,008	0	0	0	0	3,008
Omaha Barnes & Noble - Omaha, NE	6/1/2014	0	2,418	0	0	0	2,418
Jamestown Buffalo Mall - Jamestown, ND	9/1/2014	0	462	0	0	0	462
Fargo Express Center - Fargo, ND	10/1/2014	0	938	0	0	0	938
Lakeville Strip Center - Lakeville, MN	10/1/2014	0	932	0	0	0	932
Summary of Debt due after Fiscal 2017		0	0	0	0	26,874	26,874
Sub-Total Commercial Retail		$3,596	$4,750	$0	$0	$26,874	$35,220

Total		$37,175	$88,151	$75,782	$177,159	$670,939	$1,049,206
*	Mortgage debt does not include the Company's multi-bank line of credit or construction loans. The line of credit has a maturity date of August 12, 2014; as of April 30, 2013, the Company had borrowings of $10.0 million outstanding under this line. Construction loans and other debt totaled $18.1 million as of April 30, 2013.
(1)	Totals are principal balances as of April 30, 2013.
(2)	Application for refinance signed subsequent to April 30, 2013.
(3)	Loan was paid off subsequent to April 30, 2013.

 INVESTORS REAL ESTATE TRUST AND SUBSIDIARIES
CAPITAL ANALYSIS
(in thousands, except per share and unit amounts)

	Three Months Ended
	4/30/2013	1/31/2013	10/31/2012	07/31/2012	04/30/2012
Equity Capitalization
Common shares outstanding	101,488	94,386	93,161	91,812	89,474
Operating partnership (OP) units outstanding	21,635	21,489	21,336	21,171	20,332
Total common shares and OP units outstanding	123,123	115,875	114,497	112,983	109,806
Market price per common share (closing price at end of period)	$9.73	$9.36	$8.42	$8.16	$7.22
Equity capitalization-common shares and OP units	$1,197,987	$1,084,590	$964,065	$921,941	$792,799
Recorded book value of preferred shares	$138,674	$138,674	$138,674	$27,317	$27,317
Total equity capitalization	$1,336,661	$1,223,264	$1,102,739	$949,258	$820,116

Debt Capitalization
Total debt	$1,077,282	$1,073,152	$1,087,972	$1,150,123	$1,101,564
Total capitalization	$2,413,943	$2,296,416	$2,190,711	$2,099,381	$1,921,680

Total debt to total capitalization	0.45:1	0.47:1	0.50:1	0.55:1	0.57:1

	Twelve Months Ended		Three Months Ended
	4/30/2013	4/30/2012	4/30/2013	1/31/2013	10/31/2012	07/31/2012	04/30/2012
Earnings to fixed charges(1)	1.33x	1.14x	1.51x	1.31x	1.42x	1.11x	1.25x
Earnings to combined fixed charges and preferred distributions(1)	1.17x	1.10x	1.27x	1.11x	1.21x	1.07x	1.21x
Debt service coverage ratio(1)	1.59x	1.43x	1.64x	1.63x	1.60x	1.45x	1.49x

Distribution Data
Common shares and units outstanding at record date	116,338	106,642	116,338	115,284	113,516	111,525	106,642
Total common distribution paid	$59,250	$57,756	$15,124	$14,956	$14,757	$14,413	$13,809
Common distribution per share and unit	$.5200	$.5615	$.1300	$.1300	$.1300	$.1300	$.1300
Payout ratio (FFO per share and unit basis)(1)	75.4%	86.4%	68.4%	81.3%	72.2%	81.3%	72.2%
Payout ratio (AFFO per share and unit basis)(1)	130.0%	137.0%	162.5%	130.0%	108.3%	130.0%	130.0%
(1)	See Definitions on page 28.

INVESTORS REAL ESTATE TRUST AND SUBSIDIARIES
STABILIZED PROPERTIES NET OPERATING INCOME SUMMARY
(in thousands)

	Stabilized Properties(1)			Stabilized Properties(1)
	Three Months Ended April 30,			Twelve Months Ended April 30,
Segment	2013	2012	% Change	2013	2012	% Change
Multi-Family Residential	$14,899	$10,279	44.9%	$55,895	$38,595	44.8%
Commercial Office	10,192	10,247	(0.5%)	39,216	39,518	(0.8%)
Commercial Healthcare	11,295	11,030	2.4%	45,196	43,861	3.0%
Commercial Industrial	2,816	3,357	(16.1%)	10,656	10,776	(1.1%)
Commercial Retail	3,509	2,661	31.9%	10,395	9,214	12.8%
	$42,711	$37,574	13.7%	$161,358	$141,964	13.7%
(1)	See list of properties excluded from stabilized properties on page ii.

INVESTORS REAL ESTATE TRUST AND SUBSIDIARIES
NET OPERATING INCOME DETAIL
(in thousands)
	Three Months Ended April 30, 2013
	Reporting Segments
	Multi-Family Residential	Commercial Office	Commercial Healthcare	Commercial Industrial	Commercial Retail	Corporate and Other	Total
Real estate rental revenue
Stabilized(1)	$18,469	$20,057	$14,321	$3,862	$3,855	$0	$60,564
Non-Stabilized	4,909	0	1,368	160	11	0	6,448
Total	23,378	20,057	15,689	4,022	3,866	0	67,012

Real estate expenses
Stabilized(1)	8,171	9,865	4,131	1,206	1,585	0	24,958
Non-Stabilized	1,897	0	263	0	4	0	2,164
Total	10,068	9,865	4,394	1,206	1,589	0	27,122

Gain on involuntary conversion
Stabilized(1)	0	0	0	0	1,232	0	1,232
Non-stabilized	1,589	0	0	0	0	0	1,589
Total	1,589	0	0	0	1,232	0	2,821

Net Operating Income (NOI)
Stabilized(1)	10,298	10,192	10,190	2,656	3,502	0	36,838
Non-Stabilized	4,601	0	1,105	160	7	0	5,873
Net operating income	$14,899	$10,192	$11,295	$2,816	$3,509	$0	$42,711

Reconciliation of NOI to net income (loss) available to common shareholders
Depreciation/amortization	$(4,764)	$(5,283)	$(4,488)	$(895)	$(1,006)	$(83)	$(16,519)
Administrative, advisory and trustee fees	0	0	0	0	0	(2,092)	(2,092)
Other expenses	0	0	0	0	0	(677)	(677)
Impairment of real estate investments	0	0	0	0	0	(305)	(305)
Interest expense	(5,161)	(5,163)	(3,501)	(674)	(510)	81	(14,928)
Interest and other income	0	0	0	0	0	148	148
Income (loss) from continuing operations	4,974	(254)	3,306	1,247	1,993	(2,928)	8,338
Income from discontinued operations	3475	0	0	0	0	0	3,475
Net income (loss)	8,449	(254)	3,306	1,247	1,993	(2,928)	11,813
Net income attributable to noncontrolling interests – Operating Partnership	0	0	0	0	0	(1,537)	(1,537)
Net income attributable to noncontrolling interests – consolidated real estate entities	0	0	0	0	0	(262)	(262)
Net income (loss) attributable to Investors Real Estate Trust	8,449	(254)	3,306	1,247	1,993	(4,727)	10,014
Dividends to preferred shareholders	0	0	0	0	0	(2,879)	(2,879)
NET INCOME (LOSS) AVAILABLE TO COMMON SHAREHOLDERS	$8,449	(254)	3,306	1,247	1,993	$(7,606)	$7,135
(1)	See list of properties excluded from stabilized properties on page ii.

 INVESTORS REAL ESTATE TRUST AND SUBSIDIARIES
NET OPERATING INCOME DETAIL
(in thousands)

	Three Months Ended April 30, 2012
	Reporting Segments
	Multi-Family Residential	Commercial Office	Commercial Healthcare	Commercial Industrial	Commercial Retail	Corporate and Other	Total
Real estate rental revenue
Stabilized(1)	$17,737	$18,611	$13,913	$3,728	$3,558	$0	$57,547
Non-Stabilized	1,322	0	1,063	0	0	0	2,385
Total	19,059	18,611	14,976	3,728	3,558	0	59,932

Real estate expenses
Stabilized(1)	8,272	8,364	3,817	371	1,171	0	21,995
Non-Stabilized	508	0	129	0	0	0	637
Total	8,780	8,364	3,946	371	1,171	0	22,632

Gain on involuntary conversion
Stabilized(1)	0	0	0	0	274	0	274
Non-stabilized	0	0	0	0	0	0	0
Total	0	0	0	0	274	0	274

Net Operating Income (NOI)
Stabilized(1)	9,465	10,247	10,096	3,357	2,661	0	35,826
Non-Stabilized	814	0	934	0	0	0	1,748
Net operating income	$10,279	$10,247	$11,030	$3,357	$2,661	$0	$37,574

Reconciliation of NOI to net income (loss) available to common shareholders
Depreciation/amortization	$(3,820)	$(5,190)	$(4,203)	$(863)	$(899)	$(78)	$(15,053)
Administrative, advisory and trustee services	0	0	0	0	0	(1,437)	(1,437)
Other expenses	0	0	0	0	0	(389)	(389)
Interest expense	(4,454)	(5,364)	(4,253)	(914)	(709)	(478)	(16,172)
Interest and other income	0	0	0	0	0	141	141
Income (loss) from continuing operations	2,005	(307)	2,574	1,580	1,053	(2,241)	4,664
Income (loss) from discontinued operations	54	0	(383)	0	(214)	0	(543)
Net income (loss)	2,059	(307)	2,191	1,580	839	(2,241)	4,121
Net income attributable to noncontrolling interests – Operating Partnership	0	0	0	0	0	(636)	(636)
Net income attributable to noncontrolling interests – consolidated real estate entities	0	0	0	0	0	(106)	(106)
Net income (loss) attributable to Investors Real Estate Trust	2,059	(307)	2,191	1,580	839	(2,983)	3,379
Dividends to preferred shareholders	0	0	0	0	0	(593)	(593)
NET INCOME (LOSS) AVAILABLE TO COMMON SHAREHOLDERS	$2,059	$(307)	$2,191	$1,580	$839	$(3,576)	$2,786
(1)	See list of properties excluded from stabilized properties on page ii.

INVESTORS REAL ESTATE TRUST AND SUBSIDIARIES
NET OPERATING INCOME DETAIL
(in thousands)
	Twelve Months Ended April 30, 2013
	Reporting Segments
	Multi-Family Residential	Commercial Office	Commercial Healthcare	Commercial Industrial	Commercial Retail	Corporate and Other	Total
Real estate rental revenue
Stabilized(1)	$72,948	$77,162	$57,304	$14,699	$14,588	$0	$236,701
Non-Stabilized	17,811	0	4,671	212	11	0	22,705
Total	90,759	77,162	61,975	14,911	14,599	0	259,406

Real estate expenses
Stabilized(1)	32,445	37,946	16,027	4,255	5,433	0	96,106
Non-Stabilized	6,271	0	752	0	3	0	7,026
Total	38,716	37,946	16,779	4,255	5,436	0	103,132

Gain on involuntary conversion
Stabilized(1)	0	0	0	0	1,232	0	1,232
Non-stabilized	3,852	0	0	0	0	0	3,852
Total	3,852	0	0	0	1,232	0	5,084

Net Operating Income (NOI)
Stabilized(1)	40,503	39,216	41,277	10,444	10,387	0	141,827
Non-Stabilized	15,392	0	3,919	212	8	0	19,531
Net operating income	$55,895	$39,216	$45,196	$10,656	$10,395	$0	$161,358

Reconciliation of NOI to net income (loss) available to common shareholders
Depreciation/amortization	$(18,707)	$(20,920)	$(17,732)	$(3,642)	$(3,888)	$(381)	$(65,270)
Administrative, advisory and trustee fees	0	0	0	0	0	(8,494)	(8,494)
Other expenses	0	0	0	0	0	(2,173)	(2,173)
Impairment of real estate investments	0	0	0	0	0	(305)	(305)
Interest expense	(20,533)	(21,008)	(15,076)	(3,102)	(2,376)	(805)	(62,900)
Interest and other income	0	0	0	0	0	748	748
Income (loss) from continuing operations	16,655	(2,712)	12,388	3,912	4,131	(11,410)	22,964
Income (loss) from discontinued operations	3,653	0	3,419	0	(64)	0	7,008
Net income (loss)	20,308	(2,712)	15,807	3,912	4,067	(11,410)	29,972
Net income attributable to noncontrolling interests – Operating Partnership	0	0	0	0	0	(3,633)	(3,633)
Net income attributable to noncontrolling interests – consolidated real estate entities	0	0	0	0	0	(809)	(809)
Net income (loss) attributable to Investors Real Estate Trust	20,308	(2,712)	15,807	3,912	4,067	(15,852)	25,530
Dividends to preferred shareholders	0	0	0	0	0	(9,229)	(9,229)
NET INCOME (LOSS) AVAILABLE TO COMMON SHAREHOLDERS	$20,308	$(2,712)	$15,807	$3,912	$4,067	$(25,081)	$16,301
(1)	See list of properties excluded from stabilized properties on page ii.

INVESTORS REAL ESTATE TRUST AND SUBSIDIARIES
NET OPERATING INCOME DETAIL
(in thousands)
	Twelve Months Ended April 30, 2012
	Reporting Segments
	Multi-Family Residential	Commercial Office	Commercial Healthcare	Commercial Industrial	Commercial Retail	Corporate and Other	Total
Real estate rental revenue
Stabilized(1)	$69,883	$74,334	$61,978	$14,325	$13,408	$0	$233,928
Non-Stabilized	2,617	0	2,533	0	0	0	5,150
Total	72,500	74,334	64,511	14,325	13,408	0	239,078

Real estate expenses
Stabilized(1)	32,801	34,816	20,353	3,549	4,468	0	95,987
Non-Stabilized	1,104	0	297	0	0	0	1,401
Total	33,905	34,816	20,650	3,549	4,468	0	97,388

Gain on involuntary conversion
Stabilized(1)	0	0	0	0	274	0	274
Non-stabilized	0	0	0	0	0	0	0
Total	0	0	0	0	274	0	274

Net Operating Income (NOI)
Stabilized(1)	37,082	39,518	41,625	10,776	9,214	0	138,215
Non-Stabilized	1,513	0	2,236	0	0	0	3,749
Net operating income	$38,595	$39,518	$43,861	$10,776	$9,214	$0	$141,964

Reconciliation of NOI to net income (loss) available to common shareholders
Depreciation/amortization	$(14,374)	$(20,944)	$(16,792)	$(3,685)	$(3,465)	$(382)	$(59,642)
Administrative, advisory and trustee fees	0	0	0	0	0	(7,381)	(7,381)
Other expenses	0	0	0	0	0	(1,898)	(1,898)
Interest expense	(17,715)	(21,350)	(15,974)	(3,668)	(3,017)	(2,342)	(64,066)
Interest and other income	0	0	0	0	0	786	786
Income (loss) from continuing operations	6506	(2,776)	11,095	3,423	2,732	(11,217)	9,763
Income (loss) from discontinued operations	161	0	(465)	0	247	0	(57)
Net income (loss)	6,667	(2,776)	10,630	3,423	2,979	(11,217)	9,706
Net income attributable to noncontrolling interests – Operating Partnership	0	0	0	0	0	(1,359)	(1,359)
Net income attributable to noncontrolling interests – consolidated real estate entities	0	0	0	0	0	(135)	(135)
Net income (loss) attributable to Investors Real Estate Trust	6,667	(2,776)	10,630	3,423	2,979	(12,711)	8,212
Dividends to preferred shareholders	0	0	0	0	0	(2,372)	(2,372)
NET INCOME (LOSS) AVAILABLE TO COMMON SHAREHOLDERS	$6,667	$(2,776)	$10,630	$3,423	$2,979	$(15,083)	$5,840
(1)	See list of properties excluded from stabilized properties on page ii.

INVESTORS REAL ESTATE TRUST AND SUBSIDIARIES
STABILIZED PROPERTIES AND ALL PROPERTIES PHYSICAL OCCUPANCY LEVELS BY SEGMENT
4th Quarter Fiscal 2013 vs. 4th Quarter Fiscal 2012

Segments	Stabilized Properties		All Properties
	4th Quarter	4th Quarter	4th Quarter	4th Quarter
	Fiscal 2013	Fiscal 2012	Fiscal 2013	Fiscal 2012
Multi-Family Residential	94.7%	94.2%	94.6%	93.7%
Commercial Office	80.2%	78.6%	80.2%	78.6%
Commercial Healthcare	94.6%	94.0%	94.7%	94.4%
Commercial Industrial	96.8%	95.5%	96.8%	95.5%
Commercial Retail	86.5%	87.1%	86.5%	87.1%

Stabilized Physical Occupancy Levels by Segment
100.0%
95.0%
90.0%
85.0%
80.0%
75.0%
Multi-Family Residential
Commercial Office
Commercial Medical
Commercial Industrial
Commercial Retail
4th Quarter Fiscal 2013
4th Quarter Fiscal 2012

 INVESTORS REAL ESTATE TRUST AND SUBSIDIARIES
COMMERCIAL LEASING SUMMARY (Stabilized Properties)
for the three months ended April 30, 2013
	Three Months Ended April 30, 2013
	Square Feet of New Leases(1)	Square Feet of Leases Renewed(1) (2)	Total Square Feet of Leases Executed(1)	Physical Occupancy
Segments				Fiscal Year Ended April 30,
Office	97,904	166,083	263,987	80.2%
Healthcare	3,448	31,258	34,706	94.6%
Industrial	36,982	13,870	50,852	96.8%
Retail	28,460	30,891	59,351	86.5%
Total	166,794	242,102	408,896	88.2%

(1)
The leasing activity presented is based on leases signed or executed for our stabilized rental properties during the period and is not intended to coincide with the commencement of rental revenue in accordance with accounting principles generally accepted in the United States of America ("GAAP").

(2)	Leases renewed include the retained occupancy of tenants on a month-to-month basis past their original lease expiration date.

New Leases	Three Months Ended April 30, 2013
Segments	Square Feet of New Leases(1)	Average Term in Years	Average Effective Rent(2)	Estimated Tenant Improvement Cost per Square Foot(1)	Leasing Commissions per Square Foot(1)
Office	97,904	6.7	$16.48	$19.37	$7.62
Healthcare	3,448	6.3	17.57	25.95	7.10
Industrial	36,982	4.8	4.84	3.91	1.43
Retail	28,460	5.5	7.85	9.16	5.30
Total	166,794	6.2	$12.45	$14.33	$5.84

(1)
The leasing activity presented is based on leases signed or executed for our stabilized rental properties during the period and is not intended to coincide with the commencement of rental revenue in accordance with accounting principles generally accepted in the United States of America ("GAAP").  Tenant improvements and leasing commissions presented are based on square feet leased during the period.

(2)
Effective rents represent average annual base rental payments, on a straight-line basis for the term of each lease, excluding operating expense reimbursements. The underlying leases contain various expense structures including gross, modified gross, net and triple net.

Lease Renewals	Three Months Ended April 30, 2013
Segments	Square Feet of Leases Renewed(1)	Percent of Expiring Leases Renewed(2)	Average Term in Years	Weighted Average Growth (Decline) in Effective Rents(3)	Estimated Tenant Improvement Cost per Square Foot(1)	Leasing Commissions per Square Foot(1)
Office	166,083	84.7%	2.8	(4.9%)	$5.60	$4.26
Healthcare	31,258	100.0%	5.6	2.8%	8.72	3.59
Industrial	13,870	7.8%	3.0	1.4%	0.00	0.64
Retail	30,891	100.0%	3.6	23.4%	2.44	0.25
Total	242,102	50.4%	3.7	(1.3%)	$5.28	$3.45

(1)
The leasing activity presented is based on leases signed or executed for our stabilized rental properties during the period and is not intended to coincide with the commencement of rental revenue in accordance with accounting principles generally accepted in the United States of America ("GAAP").  Tenant improvements and leasing commissions are based on square feet leased during the period.

(2)
Renewal percentage of expiring leases is based on square footage of renewed leases and not the number of leases renewed. Expiring leases where the tenant retained occupancy on a month-to-month basis past the lease expiration date were considered to have been renewed.

(3)
Represents the percentage change in effective rent between the original leases and the renewal leases. Effective rents represent average annual base rental payments, on a straight-line basis for the term of each lease, excluding operating expense reimbursements. The underlying leases contain various expense structures including gross, modified gross, net and triple net.

 INVESTORS REAL ESTATE TRUST AND SUBSIDIARIES
COMMERCIAL LEASING SUMMARY (Stabilized Properties)
for the twelve months ended April 30, 2013

	Twelve Months Ended April 30, 2013
	Square Feet of New Leases(1)	Square Feet of Leases Renewed(1) (2)	Total Square Feet of Leases Executed(1)	Physical Occupancy
Segments				Fiscal Year Ended April 30,
Office	263,799	399,399	663,198	80.2%
Healthcare	51,126	55,718	106,844	94.6%
Industrial	36,982	23,572	60,554	96.8%
Retail	92,662	86,878	179,540	86.5%
Total	444,569	565,567	1,010,136	88.2%

(1)
The leasing activity presented is based on leases signed or executed for our stabilized rental properties during the period and is not intended to coincide with the commencement of rental revenue in accordance with accounting principles generally accepted in the United States of America ("GAAP").

(2)	Leases renewed include the retained occupancy of tenants on a month-to-month basis past their original lease expiration date.

New Leases	Twelve Months Ended April 30, 2013
Segments	Square Feet of New Leases(1)	Average Term in Years	Average Effective Rent(2)	Estimated Tenant Improvement Cost per Square Foot(1)	Leasing Commissions per Square Foot(1)
Office	263,799	5.5	$14.53	$14.24	$5.34
Healthcare	51,126	8.2	20.14	37.99	7.06
Industrial	36,982	4.8	4.84	3.90	1.43
Retail	92,662	5.0	8.93	9.66	2.21
Total	444,569	5.9	$13.20	$15.16	$4.56

(1)
The leasing activity presented is based on leases signed or executed for our stabilized rental properties during the period and is not intended to coincide with the commencement of rental revenue in accordance with accounting principles generally accepted in the United States of America ("GAAP").  Tenant improvements and leasing commissions presented are based on square feet leased during the period.

(2)
Effective rents represent average annual base rental payments, on a straight-line basis for the term of each lease, excluding operating expense reimbursements. The underlying leases contain various expense structures including gross, modified gross, net and triple net.

Lease Renewals	Twelve Months Ended April 30, 2013
Segments	Square Feet of Leases Renewed(1)	Percent of Expiring Leases Renewed(2)	Average Term in Years	Weighted Average Growth (Decline) in Effective Rents(3)	Estimated Tenant Improvement Cost per Square Foot(1)	Leasing Commissions per Square Foot(1)
Office	399,399	87.1%	3.1	(5.3%)	$5.89	$4.47
Healthcare	55,718	74.1%	6.5	4.7%	16.67	4.74
Industrial	23,572	30.9%	3.1	(2.8%)	0.21	0.59
Retail	86,878	72.4%	3.4	8.6%	1.03	0.25
Total	565,567	70.1%	3.9	(2.6%)	$5.97	$3.6

(1)
The leasing activity presented is based on leases signed or executed for our stabilized rental properties during the period and is not intended to coincide with the commencement of rental revenue in accordance with accounting principles generally accepted in the United States of America ("GAAP").  Tenant improvements and leasing commissions are based on square feet leased during the period.

(2)
Renewal percentage of expiring leases is based on square footage of renewed leases and not the number of leases renewed. Expiring leases where the tenant retained occupancy on a month-to-month basis past the lease expiration date were considered to have been renewed.

(3)
Represents the percentage change in effective rent between the original leases and the renewal leases. Effective rents represent average annual base rental payments, on a straight-line basis for the term of each lease, excluding operating expense reimbursements. The underlying leases contain various expense structures including gross, modified gross, net and triple net.

INVESTORS REAL ESTATE TRUST AND SUBSIDIARIES
MULTI-FAMILY RESIDENTIAL SUMMARY

	Three Months Ended
	4/30/2013	1/31/2013	10/31/2012	07/31/2012	04/30/2012
Number of Units	10,280	9,924	9,934	9,876	8,894
Average Investment Per Unit
Stabilized	$58,765	$58,506	$58,308	$58,012	$57,776
Non-Stabilized	87,408	87,083	85,580	83,113	83,758
All Properties	$63,659	$63,107	$62,614	$61,472	$59,268

Average Scheduled Rent(1) per Unit
Stabilized	$748	$742	$734	$726	$718
Non-Stabilized	944	994	967	889	908
All Properties	$781	$782	$771	$749	$729

Total Receipts per Unit
Stabilized	$739	$731	$733	$716	$709
Non-Stabilized	954	1,004	996	831	845
All Properties	$776	$775	$774	$732	$717

Total Recurring Capital Expenditures per Unit(1)	$176	$134	$193	$209	$157

Physical Occupancy%
Stabilized	94.7%	94.0%	94.8%	93.7%	94.2%
Non-Stabilized	94.5%	91.4%	93.4%	88.7%	85.4%
All Properties	94.6%	93.6%	94.6%	93.0%	93.7%

Operating Expenses as a % of Scheduled Rent
Stabilized	44.0%	47.3%	41.3%	44.8%	46.4%
Non-Stabilized	43.0%	38.7%	36.9%	34.8%	37.3%
All Properties	43.8%	45.5%	40.4%	43.1%	45.8%
(1)	See Definitions on page 28.

INVESTORS REAL ESTATE TRUST AND SUBSIDIARIES
10 LARGEST COMMERCIAL TENANTS – BASED ON ANNUALIZED BASE RENT(1)
as of April 30, 2013

Tenant	Number of Properties	Average Remaining Lease Term in Months	% of Total Commercial Segments' Minimum Rents	Aggregate Rentable Square Feet	% of Aggregate Occupied Square Feet
Affiliates of Edgewood Vista	32	85	13.2%	1,481,647	13.5%
St. Luke's Hospital of Duluth, Inc.	6	33	3.5%	198,775	1.8%
Fairview Health Services	9	46	3.4%	240,123	2.2%
Applied Underwriters	3	46	2.3%	141,724	1.3%
HealthEast Care System	1	70	1.6%	114,316	1.0%
Affiliates of Siemens USA (NYSE: SI)	2	47	1.3%	112,848	1.0%
Nebraska Orthopaedic Hospital	1	191	1.3%	61,758	0.6%
Arcadis Corporate Services, Inc.	1	39	1.2%	71,430	0.7%
Microsoft (NASDAQ: MSFT)	1	68	1.2%	122,040	1.1%
State of Idaho Department of Health and Welfare	2	58	1.1%	103,342	0.9%
Total/Weighted Average		63	30.1%	2,648,003	24.1%
(1)	See Definitions on page 28.

INVESTORS REAL ESTATE TRUST AND SUBSIDIARIES
LEASE EXPIRATIONS
as of April 30, 2013

	(dollars in thousands except average rental rates)
Fiscal Year	Number of Leases	Rentable Square Feet	% of Rentable Square Feet	Annualized Rent(6)	Average Rental Rate	% of Annualized Base Rent
Commercial Office
2014(1)	88	577,745	14.2%	$7,085	$12.26	11.9%
2015	74	496,626	12.3%	8,073	16.26	13.6%
2016	51	655,231	16.1%	10,080	15.38	16.9%
2017	49	865,962	21.3%	14,761	17.05	24.8%
2018	40	499,545	12.3%	7,168	14.35	12.0%
2019 and thereafter	45	964,917	23.8%	12,354	12.80	20.8%
	347	4,060,026	100.0%	$59,521	$14.66	100.0%

Commercial Healthcare
2014(2)	45	467,447	16.7%	$7,724	$16.52	16.0%
2015	16	60,120	2.1%	1,549	25.77	3.2%
2016	25	176,027	6.3%	3,638	20.67	7.6%
2017	20	133,237	4.8%	2,846	21.36	5.9%
2018	21	171,709	6.1%	4,115	23.96	8.5%
2019 and thereafter	77	1,791,491	64.0%	28,367	15.83	58.8%
	204	2,800,031	100.0%	$48,239	$17.23	100.0%

Commercial Industrial
2014(3)	14	481,510	16.8%	$1,716	$3.56	14.8%
2015	6	344,493	12.0%	1,406	4.08	12.1%
2016	11	783,414	27.3%	3,216	4.11	27.6%
2017	5	311,141	10.8%	1,183	3.80	10.2%
2018	0	0	0.0%	0	0.00	0.0%
2019 and thereafter	10	949,352	33.1%	4,102	4.32	35.3%
	46	2,869,910	100.0%	$11,623	$4.05	100.0%

Commercial Retail
2014(4)	62	250,565	20.7%	$2,050	$8.18	19.0%
2015	41	332,263	27.5%	2,428	7.31	22.4%
2016	27	99,636	8.2%	1,209	12.14	11.2%
2017	25	126,340	10.4%	1,192	9.43	11.0%
2018	18	38,992	3.2%	511	13.10	4.7%
2019 and thereafter	26	363,104	30.0%	3,427	9.44	31.7%
	199	1,210,900	100.0%	$10,817	$8.93	100.0%

Commercial Total
2014(5)	209	1,777,267	16.2%	$18,575	$10.45	14.3%
2015	137	1,233,502	11.3%	13,456	10.91	10.3%
2016	114	1,714,308	15.7%	18,143	10.58	13.9%
2017	99	1,436,680	13.1%	19,982	13.91	15.3%
2018	79	710,246	6.5%	11,794	16.61	9.1%
2019 and thereafter	158	4,068,864	37.2%	48,250	11.86	37.1%
	796	10,940,867	100.0%	$130,200	$11.90	100.0%
(1)	Includes month-to-month leases. As of April 30, 2013 month-to-month leases accounted for 103,108 square feet.
(2)	Includes month-to-month leases. As of April 30, 2013 month-to-month leases accounted for 42,201 square feet.
(3)	Includes month-to-month leases. As of April 30, 2013 month-to-month leases accounted for 221,062 square feet.
(4)	Includes month-to-month leases. As of April 30, 2013 month-to-month leases accounted for 51,135 square feet.
(5)	Includes month-to-month leases. As of April 30, 2013 month-to-month leases accounted for 417,506 square feet.
(6)	Annualized Base Rent is monthly scheduled rent as of April 1, 2013 (cash basis), multiplied by 12.

INVESTORS REAL ESTATE TRUST AND SUBSIDIARIES
FISCAL 2013 ACQUISITION SUMMARY
as of April 30, 2013
(dollars in thousands)

Property	Location	Segment Type	Acquisition Date	Square Feet/Units	Leased Percentage At Acquisition	April 30, 2013 Leased Percentage	Acquisition Cost

Villa West	Topeka, KS	Multi-Family Residential	May 8, 2012	308	98.1%	86.7%	$17,650
Colony	Lincoln, NE	Multi-Family Residential	June 4, 2012	232	98.3%	97.0%	17,500
Lakeside Village	Lincoln, NE	Multi-Family Residential	June 4, 2012	208	86.5%	91.4%	17,250
Quarry Ridge II(1)	Rochester, MN	Multi-Family Residential	June 29, 2012	159	33.3%	98.7%	4,591
Williston Garden Buildings 3 and 4(2)	Williston, ND	Multi-Family Residential	July 31, 2012	73	98.6%	98.6%	7,058
University Commons	Williston, ND	Unimproved Land	August 1, 2012	n/a	n/a	n/a	823
Cypress Court	St. Cloud, MN	Unimproved Land	August 10, 2012	n/a	n/a	n/a	447
Cypress Court Apartment Development	St. Cloud, MN	Unimproved Land	August 10, 2012	n/a	n/a	n/a	1,136
The Ponds at Heritage Place	Sartell, MN	Multi-Family Residential	October 10, 2012	58	91.4%	89.7%	5,020
Spring Wind Expansion(3)	Laramie, WY	Commercial Healthcare	November 16, 2012	26,662	100.0%	100.0%	1,675
Badger Hills	Rochester, MN	Unimproved Land	December 14, 2012	n/a	n/a	n/a	1,050
Minot IPS(4)	Minot, ND	Commercial Industrial	December 17, 2012	27,698	100.0%	100.0%	4,087
Grand Forks	Grand Forks, ND	Unimproved Land	December 31, 2012	n/a	n/a	n/a	4,278
Jamestown Medical Office Building(5)	Jamestown, ND	Commercial Healthcare	January 1, 2013	45,222	91.7%	80.5%	6,597
Minot (Southgate Lot 4)	Minot, ND	Unimproved Land	January 11, 2013	n/a	n/a	n/a	1,882
Commons at Southgate	Minot, ND	Unimproved Land	January 22, 2013	n/a	n/a	n/a	3,691
Landing at Southgate	Minot, ND	Unimproved Land	January 22, 2013	n/a	n/a	n/a	2,262
Arrowhead First International Bank(6)	Minot, ND	Commercial Retail	March, 19, 2013	3,702	100.0%	100.0%	1,165
Grand Forks 2150	Grand Forks, ND	Unimproved Land	March 25, 2013	n/a	n/a	n/a	1,600
Bismarck 4916	Bismarck, ND	Unimproved Land	April 12, 2013	n/a	n/a	n/a	3,250
First Avenue(7)	Minot, ND	Multi-Family Residential	April 15, 2013	20	100.0%	100.0%	2,356
Whispering Ridge	Omaha, NE	Multi-Family Residential	April 24, 2013	336	100.0%	100.0%	28,314
Arcata	Golden Valley, MN	Unimproved Land	April 30, 2013	n/a	n/a	n/a	2,088
			Total Square Feet	103,153			$135,770
			Total Units	1,394

(1)
Development property placed in service June 29, 2012. Additional costs paid in fiscal years 2012 and 2011, and land acquired in fiscal year 2007, totaled $13.0 million, for a total project cost at April 30, 2013 of $17.6 million.

(2)
Development property placed in service July 31, 2012. Buildings 1 and 2 were placed in service in fiscal year 2012. Additional costs paid in fiscal year 2012 totaled $12.0 million, for a total project cost at April 30, 2013 of $19.1 million.

(3)	Expansion project placed in service November 16, 2012. Additional costs paid in fiscal year 2012 totaled $1.8 million, for a total project cost at April 30, 2013 of $3.5 million.
(4)	Development property placed in service December 17, 2012. Additional costs paid in fiscal year 2012 totaled $1.8 million, for a total project cost at April 30, 2013 of $5.9 million.
(5)	Development property placed in service January 1, 2013. Additional costs paid in fiscal year 2012 totaled $1.0 million, for a total project cost at April 30, 2013 of $7.6 million.
(6)	Development property placed in service March 19, 2013. Additional costs paid in fiscal year 2012 totaled approximately $75,000, for a total project cost at April 30, 2013 of $1.2 million
(7)	Redevelopment property placed in service April 15, 2013. Additional costs paid in fiscal years 2012 and 2011 totaled approximately $321,000, for a total project cost at April 30, 2013 of $2.7 million.

INVESTORS REAL ESTATE TRUST AND SUBSIDIARIES
FISCAL 2013 DEVELOPMENT IN PROGESS SUMMARY
as of April 30, 2013
(dollars in thousands)

Property and Location	Total Rentable Square Feet or # of Units	Percentage Leased or Committed	Anticipated Total Cost	Cost to Date	Anticipated Construction Completion
River Ridge - Bismarck, ND	146 unit apartment building	16.4%	$25,800	$13,200	2nd Quarter Fiscal 2014
Cypress Court Apartment Development - St. Cloud, MN(1)	132 unit apartment building	20.0%	14,300	6,500	2nd Quarter Fiscal 2014
Landing at Southgate - Minot, ND(2)	three 36 unit apartment buildings	12.0%	15,000	7,400	2nd Quarter Fiscal 2014
Commons at Southgate - Minot, ND(2)	233 unit apartment building	0%	37,200	6,500	1st Quarter Fiscal 2015
Renaissance Heights I - Williston, ND(3)	288 unit apartment building	0%	62,200	10,100	2nd Quarter Fiscal 2015
Arcata - Golden Valley, MN	165 unit apartment building	0%	33,400	2,700	3rd Quarter Fiscal 2015
Other	n/a	n/a	n/a	400	n/a
			$187,900	$46,800
(1)	The Company is a 79% partner in the joint venture entity constructing this property; the anticipated total cost amount given is the total cost to the joint venture entity.
(2)	The Company is a 51% partner in the joint venture entity constructing these properties; the anticipated total cost amount given is the total cost to the joint venture entity
(3)	The Company is a 70% partner in the joint venture entity constructing this property; the anticipated total cost amount given is the total cost to the joint venture entity

Definitions
April 30, 2013
Adjusted funds from operations (AFFO) is calculated by subtracting from Funds from operations (FFO) (1) tenant improvements and leasing costs at stabilized properties, and recurring capital expenditures that are capitalized and amortized and are necessary to maintain our properties and revenue stream and (2) straight line rents, then adding (3) non-real estate depreciation and amortization. We may also subtract from FFO certain unusual non-recurring items that do not produce cash available for distribution to shareholders. AFFO is included herein because we consider it to be a measure of a REIT's ability to incur and service debt and to pay distributions to its shareholders. AFFO is a non-GAAP and non-standardized measure, and may be calculated differently by other REITs. Through the second quarter of fiscal year 2013, our calculation of AFFO excluded (that is, subtracted from FFO) tenant improvements and leasing costs on an all-property basis. In the third quarter of the current fiscal year, we revised our calculation to subtract from FFO leasing commissions and tenant improvements at stabilized properties only, since we consider tenant improvement and leasing cost levels at non-stabilized properties unrepresentative of expected levels at stabilized properties. This change in definition had no effect on AFFO per share and unit as previously reported. We also updated the calculation to exclude the write-off of fully-amortized leasing costs, which had previously been included in the calculation. This change resulted in a decrease in AFFO per share and unit in the second quarter of fiscal year 2013 from $0.13 to $0.12 and in the fourth quarter of fiscal year 2012 from $0.11 to $0.10.  The AFFO per share and unit payout ratio had a corresponding increase in the second quarter of fiscal year 2013 from 100.00% to 108.3% and in the fourth quarter of fiscal year 2012 from 118.2% to 130.0%.
Annualized base rent (ABR) is calculated as monthly base rent (cash basis) per the lease, as of the reporting period, multiplied by 12.
Debt to total market capitalization is total debt from the balance sheet divided by the sum of total debt from the balance sheet plus the market value of shares outstanding at the end of the period.
Debt service coverage ratio is computed by dividing earnings before interest income and expense, depreciation, amortization and gain on sale of real estate by interest expense and principal amortization.
EBITDA is earnings before interest, taxes, depreciation and amortization. We consider EBITDA to be an appropriate supplemental performance measure because it eliminates depreciation, interest and the gain/loss from property dispositions, which permits investors to view income from operations without the effect of non-cash depreciation or the cost of debt; however, EBIDTA as we calculate it has not been adjusted for the effect of nonrecurring events such as asset impairment and gain/loss on involuntary conversion.  EBITDA is a non-GAAP measure. EBITDA as calculated by us is not comparable to EBITDA reported by other REITs that do not define EBITDA exactly as we do.
Funds from operations (FFO) - The National Association of Real Estate Investment Trusts, Inc. (NAREIT) defines FFO as "net income (computed in accordance with generally accepted accounting principles, excluding gains (or losses) from sales of property, plus real estate depreciation and amortization, and adjustments for unconsolidated partnerships and joint ventures. Adjustments for unconsolidated partnerships and joint ventures will be calculated to reflect funds from operations on the same basis." In addition, in October 2011 NAREIT clarified its computation of FFO to exclude impairment charges for all periods presented. FFO is a non-GAAP measure.  We consider FFO, which is a standard supplemental measure for equity real estate investment trusts, helpful to investors because it facilitates an understanding of the operating performance of properties without giving effect to impairment write-downs and to real estate depreciation and amortization, which assumes that the value of real estate assets diminishes predictably over time.  Since real estate values instead historically rise or fall with market conditions, we believe that FFO provides investors and management with a more accurate indication of our financial and operating results.
Net Operating Income (NOI) is total real estate revenues and gain on involuntary conversion less real estate expenses (which consist of utilities, maintenance, real estate taxes, insurance and property management expenses).  We believe that NOI is an important supplemental measure of operating performance for a REIT's operating real estate because it provides a measure of core operations that is unaffected by depreciation, amortization, financing and general and administrative expense. NOI does not represent cash generated by operating activities in accordance with GAAP and should not be considered an alternative to net income, net income available for common shareholders or cash flow from operating activities as a measure of financial performance.
Payout ratio (FFO per share and unit basis) - The ratio of the current quarterly or annual distribution rate per common share and unit divided by quarterly or annual FFO per share and unit.
Ratio of earnings to fixed charges - The ratio of earnings to fixed charges is computed by dividing earnings by fixed charges. For this purpose, earnings consist of income from continuing operations plus fixed charges and preferred distributions, less adjustments for noncontrolling interests - consolidated real estate entities, capitalized interest and preferred distributions. Fixed charges consist of mortgage and loan interest expense, whether expensed or capitalized, the amortization of debt expense and capitalized interest.
Ratio of earnings to combined fixed charges and preferred distributions - The ratio of earnings to combined fixed charges and preferred distributions is computed by dividing earnings by combined fixed charges and preferred distributions. For this purpose, earnings consist of income from continuing operations plus fixed charges and preferred distributions, less adjustments for noncontrolling interests - consolidated real estate entities, capitalized interest and preferred distributions. Combined fixed charges and preferred distributions consist of fixed charges (mortgage and loan interest expense, whether expensed or capitalized, the amortization of debt expense and capitalized interest) and preferred distributions.
Recurring capital expenditures are expenditures (excluding capital expenditures recoverable from tenants and capital expenditures at properties sold during the period) made on a regular or recurring basis to maintain a property's competitive position within its market, generally with a depreciable life of 5 to 12 years, but excluding (a) capital expenditures made in the year of acquisition and in subsequent periods until the property is stabilized (i.e., excluding capital expenditures on non-stabilized properties), (b) improvements associated with the expansion or re-development of a building, (c) renovations to a building which change the underlying classification of the building (for example, from industrial to office or Class C office to Class A office) or (d) capital improvements that represent the addition of something new to a property, rather than the replacement of an existing item.
Scheduled rent revenue is the total possible revenue from all leasable units and square footage, with occupied space valued at contract rates pursuant to leases and vacant units or square footage at market rates.
Stabilized properties are properties owned or in service for the entirety of the periods being compared, and, in the case of development or re-development properties, which have achieved a target level of occupancy of 90% for multi-family residential properties and 85% for commercial office, healthcare, industrial and retail properties.